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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-37292 and 33-58550) of Unit Instruments, Inc. of our report dated July 12, 1996, appearing on Page 20 of this Form 10-K.



Price Waterhouse LLP
Costa Mesa, California
July 12, 1996